                                                                   EXHIBIT 10.32

                               LICENSE AGREEMENT


This License Agreement dated this first day of May, 1995 is entered into by and between Alan King and Company, Inc., a California Corporation ("LICENSOR") and Pan American Savings Bank, a federal savings bank ("LICENSEE").

This License Agreement, including any Addendum, any referenced exhibits, and any other signed amendments or agreements (collectively the "Agreement"), constitute the entire agreement between the parties relating to the subject matter herein. Any statements or promises made between the parties which are not contained herein regarding the subject matter hereof shall not be binding.

1.   RECITALS

WHEREAS, LICENSOR is engaged in the business of developing, licensing, installing and servicing the proprietary software known as SBO 90 Master Servicing Software ("Program"); and

WHEREAS, LICENSEE desires to license such Program, as defined more fully hereunder:

NOW, THEREFORE, for the reasons set forth above, and in consideration of the mutual promises and agreements hereinafter set forth, LICENSOR and LICENSEE hereby agree as follows:


2.   NOTICES

Notices and documents to be given hereunder by one party to the other party must be in writing and may be given either by personal delivery or prepaid by first class mail or nationally recognized overnight carrier to the following addresses:


LICENSEE: Pan American Savings Bank
          1300 S. El Camino Real, 6th Floor
          San Mateo, CA 94402
          (415) 345-1800
          Attention:  Dennis A. Byasse

LICENSOR: Alan King and Company, Inc.
          4066 Dunbarton Circle
          San Ramon, CA 94583
          (510) 551-8057


--------------------------------------------------------------------------------
SBO 90 License Agreement                                            Page 1 of 10
--------------------------------------------------------------------------------

This address to which or the person to whom notice is to be given may be changed from time to time by either party by written Notice to the other party as set forth herein. Such change shall be effective upon notification of such change in the manner set forth above. Notices sent as set forth above shall be effective on the earlier of receipt or one (1) business day following mailing.

3.   LICENSE

This Agreement allows LICENSEE to use the Program (which reference shall include documentation) solely for the internal data processing operations of LICENSEE and its subsidiary and affiliated entities for its own benefit or for the benefit of any investor for whom it services loans. LICENSEE may not use the Program for commercial timesharing, rental, or service bureau use. The Program may not be transferred, sold, assigned, or otherwise conveyed to another party without LICENSOR's prior written consent. This Agreement is for up to 48 copy(s) of the Program and may only be used on up to 48 workstation(s).

Backup and contingency planning copies may be made as deemed necessary by LICENSEE, but only the number of copies of the Program as stated above may be installed at any one time.

Only one database may be used by LICENSEE under this Agreement.

4.   PRICING

LICENSEE will pay a fee each quarter based an the loan count on the last business day of the quarter. The fee per loan will be based on the following table

          QUARTERLY LICENSE FEES

                 Number of Loans      Quarterly Per Loan Fee*
                    1-409  **         Minimum of $450/quarter
                    410-499                            $1.10
                    500-999                            $.95
                    1000-1999                          $.825
                    2000-4999                          $.6875
                    5000 or more                       $.55

*    Total fee for each category will not exceed minimum fee for next category

** If fewer than 410 loans reside on the Program, a minimum fee of $450 per quarter will be charged in lieu of a per loan fee

--------------------------------------------------------------------------------
SBO 90 License Agreement                                            Page 2 of 10
--------------------------------------------------------------------------------

Payment of the Quarterly License Fee shall entitle LICENSEE to (1) day of on-site (at location of LICENSEE) training per year, plus ongoing technical support, maintenance and enhancements as defined in the Technical Support Services Agreement. LICENSEE will reimburse LICENSOR for actual travel, lodging and food expenses associated with on-site training visit.

The Quarterly License Fee shall be invoiced following the end of each calendar quarter based on the loan count on the last business day of the quarter. In the event that the Quarterly License commences on other than the first day or terminates on other than the last day of a calendar quarter, the Quarterly License Fee for that period will be prorated accordingly. For this purpose, loan count is defined as those loans which the servicer continues to include on its reports and where the principal balance is greater than zero.

The Quarterly License Fee may be increased once each year, the resulting fee may be no higher than the lesser of the current fee charged by LICENSOR to similar clients, or a maximum of ten percent (10%) over the previous year's fee.

5.   PAYMENT TERMS

Invoices shall be payable within thirty (30) days after LICENSEE'S receipt of such invoice. In the event of any disputed amount(s) on any invoice, LICENSEE shall pay any amounts not in dispute, and shall pay the remaining amount as mutually agreed, to be due within twenty (20) days after resolution of such dispute. The failure of LICENSEE to pay any amount in dispute shall not be deemed a default hereunder.

6.   PROPRIETARY PRODUCT; COPYING RESTRICTIONS

LICENSEE acknowledges that LICENSOR advises that the Program as delivered by LICENSOR or as modified by either party is the proprietary property of LICENSOR and is protected by copyright law, and that LICENSOR shall at all times retain right, title and interest (including copyrights and trade secret rights) in and to Program, including all revisions, enhancements, and improvements. LICENSEE may make one copy of the Program for backup purposes; no other copies shall be made without the prior written consent of LICENSOR.

7.   TECHNICAL SUPPORT SERVICES

Technical support, maintenance, updates and enhancements ("Maintenance Services") shall be provided for as defined in the Technical Support Services Agreement ("TSSA") between the parties.

--------------------------------------------------------------------------------
SBO 90 License Agreement                                            Page 3 of 10
--------------------------------------------------------------------------------

Payment of the license fee as defined in Section 4 herein shall entitle LICENSEE to Maintenance Services, as provided for in the TSSA at no additional cost.

8.   OTHER SOFTWARE

In the event LICENSEE purchases single user license, LICENSOR will acquire and provide necessary oracle license to LICENSEE at no additional cost to LICENSEE. Otherwise, LICENSEE will purchase required oracle licenses at the current LICENSOR'S price as published in LICENSOR'S current price schedule.

LICENSOR hereby represents and warrants that it is authorized to license Oracle software products to LICENSEE.

9.   TERM; TERMINATION

This Agreement will continue from quarter to quarter, so long as LICENSEE continues to pay the appropriate license fees. LICENSEE may terminate the Agreement by providing LICENSOR with at least thirty (30) days advance written notice.

Notwithstanding the above, the provisions found under Sections 2, 10, 12, and 17 hereunder shall survive any termination of this Agreement.

10.  CONFIDENTIAL INFORMATION; NON-DISCLOSURE

LICENSOR acknowledges that LICENSOR, its employees and agents may produce or have access to confidential information, records, files, documents, data, specifications, trade secrets, customer lists, and secret inventions and processes of LICENSEE and confidential customer information (collectively "Information"). All records, files, drawings, documents or copies thereof, relating to LICENSEE'S Information, which LICENSOR shall prepare or use, or come in contact with, shall be and remain the sole property of LICENSEE, and shall not be reproduced, transmitted, or removed from LICENSEE'S premises without its written consent and LICENSOR agrees that it will not use or permit others to use or disclose to any persons or business entity without the prior written consent of LICENSEE. LICENSOR shall hold all such Information contained in or derived from any of the sources described above in trust and confidence for LICENSEE except as authorized in advance by LICENSEE in writing. LICENSOR agrees to adopt and maintain procedures reasonably calculated to ensure that only such employees or agents of LICENSOR that have need to know such Information in order to discharge LICENSOR'S obligations hereunder have access to such Information and that such employees or agents are bound by the

--------------------------------------------------------------------------------
SBO 90 License Agreement                                            Page 4 of 10
--------------------------------------------------------------------------------
terms hereof. Upon termination of this Agreement, LICENSOR shall take all reasonable steps necessary to protect LICENSEE'S rights hereunder and to assist LICENSOR in protecting its rights hereunder. In the event of a breach hereunder by LICENSOR or its employees or agents, LICENSEE shall be entitled to all available legal and equitable relief including injunction, temporary or permanent.

The obligation of non-disclosure and cooperation shall survive any termination of this Agreement.

11.  LIMITED WARRANTY; LIMITATION OF LIABILITY

A. LICENSOR warrants the diskettes to be free of defects in material and workmanship under normal use. LICENSOR will replace promptly any defective diskette without charge if the defective diskette is returned to LICENSOR. LICENSOR further warrants that the Program, unless modified by LICENSEE, will substantially perform the functions described in the documentation provided by LICENSOR when operated on the designated hardware and operating system as defined herein.

B. The Program warranty does not cover any Program that has been altered or changed in any way by anyone other than LICENSOR. LICENSOR is not responsible for problems caused by changes in the operating characteristics of computer hardware or computer operating systems which are made after installation of the Program, nor for problems in the interaction of the Program with NON-LICENSOR software, except for changes made with the prior knowledge and approval of LICENSOR and software in use prior to the date hereof. LICENSOR represents and warrants that the Program and the software described under Section 8 herein are compatible with LICENSEE'S current operating environment and with LICENSEE'S current software and hardware, and that the Program will perform to standards set forth in the Program documentation.

C. If LICENSEE reports a defect in the Program, LICENSOR shall, at its option, promptly correct such defect or provide LICENSEE a reasonable procedure to circumvent the defect.

     THESE WARRANTIES ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER WARRANTIES OF MERCHANTABILITY OR OF ANY OTHER WARRANTY, WHETHER EXPRESSED OR IMPLIED REGARDING PROGRAM FUNCTIONALITY

     LICENSOR shall not in any case be liable for special, incidental, consequential, indirect, or other similar damages arising from any breach of the above warranties even if

--------------------------------------------------------------------------------
SBO 90 License Agreement                                            Page 5 of 10
--------------------------------------------------------------------------------

     LICENSOR or its agent has been advised of the possibility of such damages. LICENSOR'S liability for damages hereunder shall in no event exceed the aggregate of the fees paid by LICENSEE under this Agreement.

     Notwithstanding anything to the contrary herein, the above limitation of liability shall not apply to any claims or damages caused by or arising out of LICENSOR'S negligence, willful misconduct, breach of patent, copyright, trademark, or other intellectual property right, or violation of Section 10 herein, including, without limit, personal injury and property damage.

     These warranties allocate the risks of Program failure between LICENSOR and LICENSEE. LICENSOR'S pricing reflects this allocation of risk and the limitation of liability contained in this warranty.

12.  PATENT AND COPYRIGHT INDEMNITY

     Notwithstanding the above, LICENSOR warrants that it holds title and/or copyright rights to the Program, and is authorized to license the Program to LICENSEE as stipulated hereunder.

     LICENSOR will defend at its own expense and indemnify LICENSEE and its subsidiaries and affiliates from and against any claim or action brought against LICENSEE or its affiliates to the extent it is based an a claim that the Program supplied by LICENSOR infringes a United States patent, copyright or other proprietary right, and will pay any costs, liabilities, damages or LOSSES, including attorney, consulting or arbitration fees in any such action which are attributable to any such claim. However, such defense and payments are subject to the conditions that:

A.   LICENSEE will notify LICENSOR in writing of any such claim;

B. LICENSOR will have control of the defense and negotiation for settlement or compromise; and

C. LICENSEE will reasonably assist LICENSOR in the defense of any such claim, at no cost to LICENSEE.

     Should the Program become (or in LICENSOR'S'S opinion be likely to become) the subject of any claim, LICENSEE will permit LICENSOR at LICENSOR'S option and expense to (i) procure for LICENSEE the right to continue using the Program; or (ii) replace or modify the Program so that it

--------------------------------------------------------------------------------
SBO 90 License Agreement                                            Page 6 of 10
--------------------------------------------------------------------------------
     becomes non infringing while providing equivalent performance within LICENSEE'S then existing environment. LICENSOR assures LICENSEE the right to on-going, uninterrupted use of the Program.

13.  EXPORT ADMINISTRATION

     If the Program is for use outside the United States, LICENSEE agrees to comply fully with the U.S. Export Administration Act to assure that the Program and media are not exported in violation or United States Law.

14.  GOVERNING LAW

This Agreement shall be governed for all purposes by the laws of the State of California.

15.  ATTORNEYS' FEES PROVISION

If any action (lawsuit or arbitration) is filed or proceeding is brought in connection with this Agreement or for the enforcement or declaration of any rights, obligations, or remedies arising under the Agreement or otherwise granted, permitted or imposed by law or in equity, then the prevailing party therein shall be entitled to recover from the other party all costs and expenses, including reasonable attorneys' fees, arbitration costs and court costs sustained or incurred by the prevailing party.

16.  REGULATORY COMPLIANCE

LICENSOR will abide by all regulatory agency policies, bulletins or announcements that pertain to LICENSEE and assure licensed material allows LICENSEE to comply with all applicable laws and regulations to the extent relevant thereto, to include, without limit, the Office of Thrift Supervision
(OTS), Federal Deposit Insurance Corporation (FDIC), Federal Financial Institution Examination Counsel, the office of the Comptroller of the Currency
(OCC), the Federal Reserve Board (FRB), the National Credit Union Association
(NCUA) and the Internal Revenue Service (IRS). On request, LICENSOR will provide copies or reasonable access to plans, procedures or other evidence of regulatory compliance to LICENSEE.

17.  ARBITRATION

Any disputes not resolvable between LICENSOR and LICENSEE will be settled by an arbitrator agreeable by both LICENSOR and LICENSEE, under the rules of the American Arbitration Association then in effect.

--------------------------------------------------------------------------------
SBO 90 License Agreement                                            Page 7 of 10
--------------------------------------------------------------------------------

18.  COMPLETE AGREEMENT

This Agreement, and the TSSA constitute the complete agreement between the parties regarding the subject matter herein. The terms of these agreements shall supersede the terms of any purchase order or other instrument issued by LICENSEE for the Program. No modification, amendment, supplement to or waiver of this Agreement or any of its provisions shall be binding upon the parties hereto unless made in writing and duly signed by the party to be bound. A failure or delay of either party to this Agreement to enforce at any time any of the provisions of this Agreement or to require at any time timely performance of any of the provisions hereof, shall in no way be construed to be a waiver of such provision.

19.  FORCE MAJEURE

Neither party shall be liable for delays or failure to perform due to causes beyond its reasonable control, including delays in transportation. In the event of any such delay, the date of performance shall be extended for a period equal to the time lost by reason of the delay. If any such delay by LICENSOR extends for thirty (30) days or more, LICENSEE may terminate this agreement upon twenty
(20) days written notice.

20.  DEFAULT

In the event of the LICENSOR'S breach of this Agreement, which breach remains uncured after ten (10) days notice, LICENSEE shall have the right to terminate this Agreement and pursue its legal rights of law and equity, subject to the limitation of liability provided in Section 11 hereunder.

21.  ASSIGNMENT

Except as provided herein, LICENSEE may not assign this Agreement without the prior written consent of LICENSOR. LICENSOR may not assign or subcontract any part of this Agreement without the prior written consent of LICENSEE. Neither party will withhold its consent unreasonably.

22.  COMPLIANCE WITH LAWS

Both parties shall comply with and conform to all laws and regulations to the possession, use, and maintenance of the products and services provided under this Agreement and the TSSA.

LICENSOR agrees that (i) in the provision Of products and services to LICENSEE under this Agreement, LICENSOR shall comply with all applicable federal, state, and local laws, executive orders and

--------------------------------------------------------------------------------
SBO 90 License Agreement                                            Page 8 of 10
--------------------------------------------------------------------------------
regulations thereunder and amendments thereto including without limitation, Executive Order No. 11375 of October 13, 1967, relating to equal employment opportunity. The Federal Occupational Safety Health Act of 1970, The Federal Hazardous Substances Act, The Transportation Safety Act of 1974, The Clear Air Act, The Toxic Substances Control Act, and The Federal Water Pollution Control Act; (ii) the products and services provided by the LICENSOR to LICENSEE shall conform to the requirements of such laws, orders, and regulations; and (iii) this Agreement shall be deemed to incorporate by reference all of the clauses required by the provisions of said laws, orders, and regulations.

23.  SOURCE CODE

LICENSOR will provide Program source code to an escrow agent upon signing of contract. LICENSOR will provide source code updates to escrow agent as changes to source code are made. The source code will remain with the escrow agent as long as LICENSEE rents Program or maintains technical support if and when LICENSEE upgrades to a perpetual license. Escrow agent will provide source code to LICENSEE if a default by LICENSOR occurs. A default is any of the following events:

LICENSOR commences a voluntary case under the Federal bankruptcy laws or has filed a petition seeking to take advantage of any other laws relating to bankruptcy.

LICENSOR has ceased its on-going business operations, or sale, licensing, maintenance or other support of the Program.

Any other event or circumstance occurs which demonstrate with reasonable certainty the inability or unwillingness of LICENSOR to fulfill its obligations to LICENSEE.

24.  TRAINING

As of the Commencement Date of this Agreement, LICENSEE shall be entitled to three (3) days of onsite training/consulting time. LICENSEE shall be responsible for all travel and lodging expenses incurred by LICENSOR during this trianing period.

25.  MISCELLANEOUS

A. This agreement may be simultaneously executed in counterparts each of which shall be deemed an original, but all of which shall constitute one and the same agreement.

B. If any provision of this Agreement as applied to any party or to any circumstances shall be deemed by a court of law to be

--------------------------------------------------------------------------------
SBO 90 License Agreement                                            Page 9 of 10
--------------------------------------------------------------------------------
     void or unenforceable, the same shall in no way affect any other provision in this Agreement, the application of such provision in any other circumstance or the validity or enforceability of the Agreement as a whole.

C. Each party represents and warrants that the person or persons executing this Agreement on its behalf is authorized to execute this Agreement on behalf of that party.


          ACCEPTED


Alan King and company, Inc.

BY: /s/ ALAN KING
    -------------------------------
Printed Name:  Alan King

Title:  President  Date: May 1, 1995
                         --------------


Pan American Savings Bank

BY: /s/ ROBERT WILSON
    -------------------------------
Printed Name:  Robert Wilson

Title:  E.V.P      Date: April 13, 1995
        ----------       --------------


--------------------------------------------------------------------------------
SBO 90 License Agreement                                           Page 10 of 10
--------------------------------------------------------------------------------